Accrued expenses and other current liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2022	Jun. 30, 2022
Consulting and professional fees	$ 446	$ 551
Research and development	1,008	1,060
Payroll and related benefits	1,092	1,437
License Expense	300	0
Other	27	12
Accrued expenses and other current liabilities	$ 2,873	$ 3,060